WEB.COM REPORTS FIRST QUARTER FINANCIAL RESULTS

                   GENERATES RECORD ORGANIC SUBSCRIBER GROWTH

ATLANTA, GA, MAY 4, 2006 -- Web.com, Inc. (NASDAQ: WWWW), the leading destination for websites and web services, today reported results for its first quarter ended March 31, 2006.

SUMMARY OF FIRST QUARTER 2006 RESULTS:

     o Total revenues for the quarter were $12.3 million, up from $12.1 million in the November 2005 quarter.

     o Net income was negative $5.5 million, or $(0.34) per share, including $5.3 million of stock-based compensation and income tax benefits of $0.9 million, versus a negative $2.6 million, or $(0.16) per share, in the November 2005 quarter.

     o Adjusted net income (1) was positive $0.1 million, or $0.01 per share, up from negative $0.9 million, or $(.05) per share, in the November 2005 quarter.

     o Net subscriber growth for the quarter was approximately 12,000, or 9%, up from approximately 137,000 in the November 2005 quarter to approximately 149,000. This increase includes record organic growth of approximately 4,000 accounts.

"The results from this quarter demonstrate our progress in stabilizing the business, diversifying into web services and building a business model that drives subscriber growth," stated Jeff Stibel, President and CEO, Web.com.
"Notably, Web.com achieved record organic subscriber growth and generated positive adjusted net income, a key financial milestone. I am proud of our team and what we've been able to accomplish in a very short time."

"Web.com reported improved financial results, highlighted by positive adjusted net income, by focusing on core competencies, forging partnerships and executing the company's turn-around strategy," stated Gonzalo Troncoso, Executive Vice President and Chief Financial Officer. "We continued to maintain a firm grasp on cost controls, improve customer acquisition and build a strong infrastructure for growth."

ABOUT WEB.COM
Web.com, Inc. (NASDAQ: WWWW), formerly Interland, Inc. (NASDAQ: INLD), is the leading destination for the simplest, yet most powerful solutions for websites and web services. Web.com offers do-it-yourself and professional website design, website hosting, ecommerce, web marketing and email. Since 1995, Web.com has been helping individuals and small businesses leverage the power of the Internet to build a web presence. More than 4 million websites have been built using Web.com's proprietary tools, services and patented technology. For more information on the company, please visit www.web.com or www.interland.com or call at 1-800-WEB-HOST.

Web.com will host a conference call today to discuss its quarterly results at 9:30AM ET (6:30AM PT). A live webcast of the call can be accessed on the investors section of the company's website at www.web.com/ir. A replay of the call will be available on the site for seven days.

(1)  Adjusted net income is a non-GAAP  financial  measure and is defined as net
income  from  continuing  operations  before  interest,   taxes,   depreciation,
amortization of intangibles and stock-based compensation.

NOTE REGARDING USE OF NON-GAAP FINANCIAL MEASURES
The non-GAAP financial measures such as adjusted net income included in this press release are different from those otherwise presented under GAAP as these non-GAAP measures exclude certain charges, as noted below. Web.com has provided these measures in addition to GAAP financial results because management believes these non-GAAP measures provide a consistent basis for comparison between quarters and of growth rates period-over-period that are not influenced by certain charges and therefore are helpful in understanding Web.com's underlying operating results. These non-GAAP measures are some of the primary measures Web.com's management uses for planning and forecasting. These measures are not in accordance with, or an alternative to, GAAP and these non-GAAP measures may not be comparable to information provided by other companies. Reconciliations of GAAP results to non-GAAP financial measures are presented in the attached schedules.

FORWARD-LOOKING STATEMENTS
Except for the historical information contained in this press release, statements in this press release may be considered forward-looking statements. These forward-looking statements include, but are not limited to, the financial and business results of the Company's first 2006 fiscal quarter and the ability to: stabilize the company's revenues and cost structure, increase customers and revenues, create a well-known brand for the Company's product offerings, successfully access the consumer segment of the web hosting market and enter into strategic alliances with leading companies in the industry. Forward-looking statements are also identified by words such as "anticipates," "expects," "intends," "plans," "predicts," "believes," "seeks," "estimates," "may," "will," "should," "would," "could," "potential," "continue", similar expressions, and variations or negatives of these words. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. These forward-looking statements are based on Web.com's current expectations, estimates, projections, beliefs and assumptions. These forward-looking statements speak only as of the date hereof and are based upon the information available to the Company at this time. Such information is subject to change, and the Company will not necessarily inform you of such changes. These statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that are difficult to predict. Therefore, the Company's actual results could differ materially and adversely from those expressed in any forward-looking statement as a result of various factors. Factors which could affect these forward-looking statements, and Web.com's business, include but are not limited to: the ability to operate within budgeted expense, the ability of the Company to improve customer satisfaction, reduce churn, and expand its customer base as planned, growing dependence on reseller and other indirect sales channels, general economic conditions, the impact of competition, quarterly fluctuations in operating results, the loss of customers with failing businesses and customer churn in general, customer acceptance of new products and services, the possible lack of availability of restricted investments, the retention of key employees, potential liabilities from the sale of dedicated server assets, possible disruptions for customers due to our data centers being maintained by third parties, higher than expected costs of litigation and the impact of liabilities that could carry over from the Company's discontinued operations. Certain of these and other risks associated with Web.com's business are discussed in more detail in its public filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K, its Quarterly Reports and Transition Report on Form 10-Q and its Current Reports on Form 8-K, and its most recent proxy statement. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. The Company does not undertake to update its forward-looking statements.

WEB.COM, INC.
CONSOLIDATED INCOME STATEMENTS
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
(UNAUDITED)

                                                                                         FOR THE THREE MONTHS ENDED
                                                                               ----------------------------------------------
                                                                                      MARCH 31,              FEBRUARY 28,
                                                                                        2006                     2005
                                                                               ----------------------   ---------------------

Revenues                                                                            $   12,262               $    22,622

Operating costs and expenses:
   Network operating costs, exclusive of depreciation shown below (a)                    2,384                     5,304
   Sales and marketing, exclusive of depreciation shown below (a)                        3,150                     4,381
   Technical support, exclusive of depreciation shown below (a)                          1,722                     3,654
   General and administrative, exclusive of depreciation shown below (a)                 9,912                     7,706
   Bad debt expense                                                                        277                       465
   Depreciation and amortization                                                         1,134                     5,306
   Restructuring costs                                                                      43                         -
   Other expense (income), net                                                              (1)                       72
                                                                               ----------------------   ---------------------
   Total operating costs and expenses                                                   18,621                    26,888
                                                                               ----------------------   ---------------------
Operating loss                                                                          (6,359)                   (4,266)
Interest income (expense), net                                                             261                        83
                                                                               ----------------------   ---------------------
Loss from continuing operations before income taxes                                     (6,098)                   (4,183)
Income tax benefit                                                                         854                         -
                                                                               ----------------------   ---------------------
Net loss from continuing operations                                                     (5,244)                   (4,183)
Loss from discontinued operations, net of tax                                             (259)                      (89)
                                                                               ----------------------   ---------------------
Net loss                                                                               $(5,503)              $    (4,272)
                                                                               ======================   =====================

Net loss per share, basic and diluted:
   Continuing operations                                                            $    (0.32)              $     (0.26)
   Discontinued operations                                                               (0.02)                    (0.01)
                                                                               ---------------------    ---------------------
                                                                                    $    (0.34)              $     (0.27)
                                                                               ======================   =====================

Number of shares used in per share calculation:
   Basic and diluted                                                                    16,395                    16,026


(a) Includes stock-based compensation as follows:
    Network operating costs                                                         $        6               $         -
    Sales and marketing                                                                     15                         -
    Technical support                                                                        8                         -
    General and administrative                                                           5,308                         -
                                                                                ---------------------   ---------------------
    Total stock-based compensation                                                  $    5,337               $         -
                                                                                =====================   =====================

WEB.COM, INC.
CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS)
(UNAUDITED)

                                                                                     AS OF
                                                                        ------------------------------
                                                                           MARCH 31,     DECEMBER 31,
                                                                             2006           2005
                                                                        --------------  --------------
Assets
   Current assets
       Cash and cash equivalents                                           $  16,790       $  17,370
       Trade receivables, net of allowance for doubtful accounts               1,559           1,812
       Other receivables                                                         706           1,180
       Other current assets                                                    1,707           2,026
       Restricted investments                                                    278             276
                                                                        --------------  --------------
   Total current assets                                                       21,040          22,664

       Restricted investments                                                  8,567           9,015
       Securities, held-to-maturity                                               53              53
       Property, plant and equipment, net                                      6,435           6,303
       Goodwill                                                                  907             921
       Intangibles, net                                                        6,233           6,568
       Other assets                                                            5,606           5,600
                                                                        --------------  --------------
Total assets                                                               $  48,841       $  51,124
                                                                        ==============  ==============

Liabilities and shareholders' equity
   Current liabilities
      Accounts payable                                                     $     910       $     934
      Accrued expenses                                                         6,290           6,232
      Accrued restructuring charges                                            3,121           4,416
      Current portion of long-term debt and capital lease obligations          1,708           1,693
      Deferred revenue                                                         4,671           4,637
                                                                        --------------  --------------
   Total current liabilities                                                  16,700          17,912

      Long-term debt and capital lease obligations                             3,384           3,850
      Deferred revenue, long-term                                                243             206
      Other liabilities                                                          355             934
                                                                        --------------  --------------
Total liabilities                                                             20,682          22,902
                                                                        --------------  --------------

Shareholders' equity
      Common stock, $.01 par value, authorized 26 million shares, issued and outstanding 16.6 and 16.6 million shares,
      respectively                                                               166             166
      Additional capital                                                     330,933         325,493
      Warrants                                                                 2,128           2,128
      Note receivable from shareholder                                          (735)           (735)
      Accumulated deficit                                                   (304,333)       (298,830)
                                                                        --------------  --------------
Total shareholders' equity                                                    28,159          28,222
                                                                        --------------  --------------
Total liabilities and shareholders' equity                                 $  48,841       $  51,124
                                                                        ==============  ==============

Adjusted net income (loss) is defined as net income (loss) from continuing operations before (i) provision for income taxes, (ii) interest income or expense, and (iii) depreciation, (iv) amortization of intangibles, and (v) stock based compensation. Adjusted net income (loss) is not an indicator of financial performance under generally accepted accounting principles and may not be comparable to similarly captioned information reported by other companies. In addition, it does not replace net income (loss), operating income (loss), or cash flows from operating activities as indicators of operating performance. The Company believes that measuring the performance of the business without regard to interest, taxes and non-cash effects of depreciation, amortization of intangibles and stock based compensation can make trends in operating results more readily apparent, and when considered with other information, assist investors and other users of the Company's financial statements who wish to evaluate the Company's ability to generate future cash flows.

The following table reflects the calculation of adjusted net income (loss) and a reconciliation to Net loss:


                                                            FOR THE QUARTER ENDED           FOR THE QUARTER ENDED
                                                         ----------------------------    ----------------------------
                                                             3/31/06       2/28/05           3/31/06      11/30/05
                                                         ----------------------------    ----------------------------

Net loss                                                   $ (5,503)      $ (4,272)       $  (5,503)       $ (2,588)

    Depreciation and amortization                             1,134           5,306            1,134           1,431
    Stock-based compensation                                  5,337              -             5,337             384
    Interest expense (income)                                  (261)           (83)            (261)           (243)
    Income tax benefit                                         (854)             -             (854)               -
    Loss from discontinued operations, net of tax               259              89              259             122
                                                         ----------------------------    ----------------------------
Adjusted Net Income (loss)                                 $    112       $  1,040          $   112       $    (894)
                                                         ============================    ============================

CONTACT:        Web.com
                Investor and Press Contact:
                Peter Delgrosso
                404-260-2500
                investor@corp.web.com